Summary of Significant Accounting Policies (Details Textual) - ARS ($) $ in Thousands	12 Months Ended
	Jun. 30, 2019	Jun. 30, 2018	Jun. 30, 2017	Jul. 01, 2019
Summary of significant accounting policies (Textuals)
Retained earnings	$ 13,342	$ 28,811
Right of use				$ 225,000
Lease payments periods	3 years
Capitalized costs amortized estimated useful lives	3 and 5 years
Minimum presumed income tax, description	The MPIT provision is calculated on an individual entity basis at the statutory asset tax rate of 1% and is based upon the taxable assets of each company as of the end of the year, as defined by Argentine law. Any excess of the MPIT over the income tax may be carried forward and recognized as a tax credit against future income taxes payable over a 10-year period.
Percentage of devaluation currency rate	47.00%	74.00%	11.00%